EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schnitzer Steel Industries, Inc. (the “Company”) on Form 10-Q/A for the quarter ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory J. Witherspoon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory J. Witherspoon

Gregory J. Witherspoon
Chief Financial Officer

September 1, 2006

A signed original of the written statement required by Section 906 has been provided to Schnitzer Steel Industries, Inc. and will be retained by Schnitzer Steel Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.